UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 7, 2007
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                           Winnebago Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Iowa                        001-06403                42-0802678
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

    P.O. Box 152, Forest City, Iowa                                      50436
(Address of Principal Executive Offices)                              (Zip Code)


         Registrant's telephone number, including area code 641-585-3535

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         (Former Name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 7.01 Regulation FD Disclosure.

Winnebago Industries, Inc. (Winnebago Industries) is filing herewith a press release issued on June 7, 2007, as Exhibit 99.1 which is included herein. The press release was issued to report that on June 15, 2007, Winnebago Industries anticipates announcing its financial results for the third quarter of fiscal 2007 ended May 26, 2007. In connection with the announcement, Winnebago Industries will host a conference call on June 15, 2007 at 9:00 a.m. Central time. Details regarding the conference call are contained in the press release included herein.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits
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Exhibit
 Number       Description
 ------       -----------
 99.1         Press release of Winnebago Industries, Inc. dated June 7, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2007                               Winnebago Industries, Inc.


                                                  By: /s/ Bruce D. Hertzke
                                                  Name: Bruce D. Hertzke
                                                  Title: Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit
 Number       Description

 99.1         Press release of Winnebago Industries, Inc. dated June 7, 2007.



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